UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2005


                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Texas                        001-31346                 76-0281502
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


         10370 Richmond Avenue, Suite 990                          77042
                    Houston, TX
     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On April 17, 2005, a Houston warehouse and facility operated by Superior Packaging & Distribution, L.P. ("Superior"), a subsidiary of W-H Energy Services, Inc. (the "Company"), was destroyed in a fire. The facility was closed at the time and there were no persons at the facility that suffered injuries as a result of the fire. The cause of the fire is not yet known.

     The Company expects that Superior will incur a variety of costs, including clean-up and debris removal costs, associated with the fire. The Company believes that a majority of the costs and expenses it incurs in connection with this event will be covered by insurance, but the precise nature and extent of insurance coverage for this incident is still being evaluated. The Company does not believe that this event will have a material adverse affect upon its financial position.

Special Note Regarding Forward Looking Statements.

     Information included in this Form 8-K includes forward-looking statements. The words "believe," "expect," "plan," "intend," "estimate," "project," "will," "could," "may," and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from the results discussed in the forward-looking statements as a result of important risk factors including, but not limited to, actual or alleged damage or destruction of property, equipment or the environment, suspension of operations and developments in and enforcement of environmental and other governmental regulations. For additional discussion of these risks, please see the discussion set forth under the heading "Factors That May Affect Future Results and Accuracy of Forward Looking Statements" contained in our most recent Annual Report filed on Form 10-K with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     W-H ENERGY SERVICES, INC.


Date: April 26, 2005                 By: /s/ Ernesto Bautista, III
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller